CONVERTIBLE LOAN	3 Months Ended
Mar. 31, 2022
Debt Disclosure [Abstract]
CONVERTIBLE LOAN	CONVERTIBLE LOANFor the year ended December 31, 2019, the Company obtained a loan in the amount of $3,000 thousand which included a mandatory conversion feature upon a qualifying equity raise by the Company. The conversion feature specified a conversion rate for the balance of the loan into common shares of the Company’s stock less a specified discount. In the year ended December 31, 2020, the Company had a qualifying equity raise, which triggered a conversion of the loan into 6,266 thousand shares of the Company’s common stock. There was no convertible loan at December 31, 2021 or 2020. GAIN ON FORGIVENESS OF DEBT During the year ended December 31, 2020, the Company received a forgivable loan of $328 thousand under the Payment Protection Program stimulus package from the United States government following the COVID–19 outbreak. The loan had a term of two years with an interest rate of 1%. For the year ended December 31, 2020, the Company recorded a gain on forgiveness of debt when the loan was forgiven of $328 thousand. The Company did not receive any additional loans under the Payment Protection Program during the year ended December 31, 2021. DEBTOn August 9, 2021, the Company entered into a debt facility agreement with DNB Bank ASA. The agreement allowed the Company to borrow up to $35,000 thousand to fund the acquisition of &ever had a term of three months and expiration on December 31, 2021. The Company borrowed $34,000 thousand under this agreement on September 30, 2021 in anticipation of closing the &ever acquisition. The Company repaid the principal amount of $34,000 thousand and fees and interest in the amount of $1,800 thousand in October 2021 and had no additional borrowings under this debt facility thereafter. The contractual and effective interest rate was 0.9% per annum under this agreement. CONVERTIBLE LOANOn March 4, 2022, the Company entered into a secured convertible promissory note agreement (the “Note”) with third parties in the amount of $10,000 thousand, with a commitment of up to $20,000 thousand. All unpaid principal, fees, and accrued interest is due and payable in full one year from the loan funding date of March 8, 2022. Interest is accrued at a payment in kind annual rate of 8.0%. The loan is secured by all tangible assets, intangible assets, and capital stock. Each holder has the right to convert the outstanding unpaid principal including accrued interest into ordinary shares at the conversion price of $10.00 per share. The conversion can only happen upon the consummation of the merger transaction referred to under Note 15. The debt holders have the option to convert any amount of the then-outstanding unpaid principal and accrued interest (the “Conversion Amount”), into the number of fully paid and non-assessable ordinary shares of the Issuer’s successor and assign arising pursuant to the Transaction (the “Conversion Shares”) determined by dividing the Conversion Amount by the Conversion Price ($10.00) then in effect. In addition, the agreement also calls for any adjustments to the conversion in the event of a stock split, dividend or distribution is declared.
As previously mentioned, the Company adopted ASU 2020-06 during the first quarter of 2022 and concluded that the Note will be accounted for as debt, with no bifurcation of the embedded conversion feature. The effective interest rate for the Note is 8.0% per annum and the interest expense incurred during the three months ended March 31, 2022 amounted to $51 thousand which is included within the convertible loan balance on the accompanying unaudited condensed consolidated balance sheet at March 31, 2022.